================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Date of report : October 25, 2001
               (Date of earliest event reported): October 18, 2001


                          El Paso Energy Partners, L.P.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       1-11680                76-0396023
(State or Other Jurisdiction           (Commission            (IRS Employer
     of Incorporation)                 File Number)        Identification No.)


                             1001 Louisiana Street
                                 Houston, Texas
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (713) 420-2600

================================================================================

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On October 18, 2001, we acquired (a) title to and other interests in the Chaco cryogenic natural gas processing plant in northern New Mexico's San Juan Basin and (b) the remaining 50% indirect interest that we did not already own in Deepwater Holdings, L.L.C., through which the High Island Offshore System and East Breaks natural gas gathering system became indirectly wholly-owned assets.

ITEM 5. OTHER EVENTS

         On October 22, we announced, among other things, our cash flow and earnings for the third quarter of 2001. A copy of our press release is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


         (a) Financial statements of business acquired.

         Required audited financial statements will be filed by amendment.

         (b) Pro forma financial information.

         Required pro forma information will be filed by amendment.

         (c) Exhibits.

         Each exhibit identified below is filed as part of this report.

                  2.1 Purchase and Sale Agreement dated as of September 27, 2001 by and between American Natural Offshore Company, Texas Offshore Pipeline System, Inc., Unitex Offshore Transmission Company, and ANR Western Gulf Holdings, L.L.C., as Sellers, and El Paso Energy Partners Deepwater, L.L.C., as Buyer.

                  2.2 Assignment, Acceptance and Amendment dated October 4, 2001 by and between Delos Offshore Company, L.L.C., a Delaware limited liability company, The Chase Manhattan Bank, KBC Bank N.V., The Sumitomo Bank, Limited, Royal Bank of Canada, The Bank of New York, Societe Generale, Southwest Agency, Societe Generale Financial Corporation, The Industrial Bank of Japan, Limited New York Branch, El Paso New Chaco Company, L.L.C., El

                           Paso Natural Gas Company, El Paso Corporation, The Chase Manhattan Bank, in its capacity as Agent, and the State Street Bank and Trust Company, not in its individual capacity but solely as trustee for the Chaco Liquids Plant Trust.

                  2.3 Tolling Agreement dated as of October 1, 2001 between El Paso Field Services, L.P., and Delos Offshore Company, L.L.C.

                  99.1     Press release dated October 22, 2001.

EXHIBIT
NUMBER        DESCRIPTION
------        -----------

2.1 Purchase and Sale Agreement dated as of September 27, 2001 by and between American Natural Offshore Company, Texas Offshore Pipeline System, Inc., Unitex Offshore Transmission Company, and ANR Western Gulf Holdings, L.L.C. as Sellers and El Paso Energy Partners Deepwater, L.L.C., as Buyer.

2.2 Assignment, Acceptance and Amendment dated October 4, 2001 by and between Delos Offshore Company, L.L.C., a Delaware limited liability company (the "Assignee"), The Chase Manhattan Bank, KBC Bank N.V., The Sumitomo Bank, Limited, Royal Bank of Canada, The Bank of New York, Societe Generale, Southwest Agency, Societe Generale Financial Corporation, The Industrial Bank of Japan, Limited New York Branch, El Paso New Chaco Company, L.L.C., El Paso Natural Gas Company, El Paso Corporation, The Chase Manhattan Bank, in its capacity as Agent, and the State Street Bank and Trust Company, not in its individual capacity but solely as trustee for the Chaco Liquids Plant Trust.

2.3 Tolling Agreement dated as of October 1, 2001 between El Paso Field Services, L.P., and Delos Offshore Company, L.L.C..

99.1          Press Release dated October 22, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      EL PASO ENERGY PARTNERS, L.P.,
                                              (Registrant)

                                      by El Paso Energy Partners Company,
                                      its General Partner


                                      By: /s/ ROBERT G. PHILLIPS
                                         ---------------------------------------
                                              Robert G. Phillips
                                              Chief Executive Officer
Date: October 25, 2001
      ----------------

                                  EXHIBIT INDEX


EXHIBIT
NUMBER        DESCRIPTION
------        -----------
2.1           Purchase and Sale Agreement dated as of September 27, 2001 by and between American Natural Offshore Company, Texas Offshore Pipeline
              System, Inc., Unitex Offshore Transmission Company, and ANR
              Western Gulf Holdings, L.L.C. as Sellers and El Paso Energy
              Partners Deepwater, L.L.C., as Buyer.

2.2 Assignment, Acceptance and Amendment dated October 4, 2001 by and between Delos Offshore Company, L.L.C., a Delaware limited liability company, The Chase Manhattan Bank, KBC Bank N.V., The
              Sumitomo Bank, Limited, Royal Bank of Canada, The Bank of New
              York, Societe Generale, Southwest Agency, Societe Generale
              Financial Corporation, The Industrial Bank of Japan, Limited New
              York Branch, El Paso New Chaco Company, L.L.C., El Paso Natural
              Gas Company, El Paso Corporation, The Chase Manhattan Bank, in its capacity as Agent, and the State Street Bank and Trust
              Company, not in its individual capacity but solely as trustee for the Chaco Liquids Plant Trust.

2.3           Tolling Agreement dated as of October 1, 2001 between El Paso
              Field Services, L.P., and Delos Offshore Company, L.L.C..

99.1          Press Release dated October 22, 2001.